Capital management	12 Months Ended
Dec. 31, 2022
Capital Management [Abstract]
Capital management	Capital management
For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the parent. Refer to Note 23 and Note 24 for the quantitative disclosures of the Company’s share capital, share premium and other reserves.
The objective of capital management is to secure financial flexibility to maintain long-term business operations. The Group manages its capital structure and makes adjustments in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payments to shareholders, return capital to shareholders or issue new shares or other financial instruments.
The Group has not paid any dividends since its incorporation. The Group expects to retain all earnings, if any, generated by operations for the development and growth of its business and does not anticipate paying any dividends to shareholders in the foreseeable future. The Group has secured financing for its operations through a renewed facility, which is disclosed in Note 25.
No changes were made in the objectives for managing capital during the years ended December 31, 2022 and 2021.
Loan covenants - renewed facility
Under the terms of the renewed facility, the Group is required to comply with the following financial covenants related to interest and earnings before interest, taxes, depreciation and amortization (“EBITDA”) at the consolidated level of the Group:

1.Leverage ratio: calculated on a consolidated level as (total net debt / Group EBITDA).
2.Interest cover ratio: calculated on a consolidated basis as (Group EBITDA / interest paid).

The covenants shall be determined based on the IFRS financial statements of the Group, as required by the terms and conditions of the renewed facility. The compliance with these covenants shall be tested every six months, with the testing period being twelve months ending December 31 and June 30, with the first testing date being June 30, 2023.

The target covenant ratios are determined based on a twelve-month running basis and are as follows:

Testing period ending on	Leverage ratio	Interest cover ratio
June 30, 2023	Unconditional	-0.8x
December 31, 2023	Unconditional	-0.9x
June 30, 2024	34x	0.4x
December 31, 2024	5.4x	2.3x
June 30, 2025	3.2x	3.8x
December 31, 2025	2.2x	5.5x
June 30, 2026	2.2x	5.5x
December 31, 2026	2.2x	5.5x
June 30, 2027	2.2x	5.5x

The Group may within ten business days from the occurrence of a breach or the anticipated breach of the loan covenants remedy such default by providing evidence of receipt of new funding, sufficient to cure such breach (“equity cure right”). Such remediation is available for not more than two consecutive testing dates and four times over the duration of the renewed facility. In case if the covenants breach is not cured, such a breach is considered a default and could lead to the cancellation of the total undrawn commitments and the loan to become immediately due and payable.

Additionally, the following ratios are set as drawstop event conditions for the part of the renewed facility aimed at financing and refinancing certain capital expenditures and permitted acquisitions, which if breached prior to the anticipated utilization of the capex portion of the renewed facility – will result in the drawdown stop:

•Group EBITDA margin ratio: calculated on a consolidated level as (Group EBITDA / Real Period Revenue).
•Group EBITDA amount: calculated on a consolidated level
•Fast/ultra-fast charging equipment utilization rate: calculated on a consolidated level as (average number of sessions over the relevant Group charger base, divided by 50).
The target drawdown stop conditions are determined based on a twelve-month running basis and are as follows:

Testing period ending on	EBITDA margin (drawstop)	EBITDA (drawstop)		Fast/ultra-fast charging equipment utilization rate (drawstop)
June 30, 2023	-4.3%	€(8.5)	million	10.4%
December 31, 2023	-5.8%	€(11.6)	million	11.5%
June 30, 2024	8.1%	€19.8	million	12.7%
December 31, 2024	19.4%	€68.2	million	12.9%
June 30, 2025	24.1%	€111.2	million	14.2%
December 31, 2025	27.3%	€157.5	million	15.5%
June 30, 2026	28.9%	€200.0	million	16.6%
December 31, 2026	Unconditional	Unconditional		Unconditional
June 30, 2027	Unconditional	Unconditional		Unconditional
Breaching the requirements would cause a drawdown stop. Continuing breaches in the drawstop conditions would permit the bank to cancel the total undrawn commitments and immediately call the debt. The Group may within twenty business days from the occurrence of a drawstop event provide a remedial plan setting out the actions, steps and/or measures (which may include a proposal for adjustments of the financial covenants' or utilization rate's levels) which are proposed to be implemented in order to remedy such drawstop event.
In the preparation of its consolidated financial statements, the Group assessed whether information about the existence of the covenant and its terms is material information, considering both the consequences and the likelihood of a breach occurring. The consequences of a covenant breach have been described in this note. A covenant breach would affect the Group’s financial position and cash flows in a way that could reasonably be expected to influence the decisions of the primary users of these consolidated financial statements. R